STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT (this "Agreement") dated September 22, 1998, is by and between United National Bancorp, a New Jersey corporation and registered bank holding company ("United"), and Raritan Bancorp Inc., a Delaware corporation ("Raritan").

                                   BACKGROUND

                  1.  United,  United  National  Bank  ("UNB"),  Raritan and The
Raritan Savings Bank (the "Bank"), as of the date hereof, have executed a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which United will acquire Raritan through a merger of Raritan with and into United (the "Merger").

                  2. During the negotiation of the Merger Agreement, United and UNB advised Raritan that they would not execute the Merger Agreement unless Raritan executed this Agreement.

                  3. As an inducement to United to enter into the Merger Agreement and in consideration for such entry, Raritan has agreed to grant to United an option to purchase authorized but unissued shares of common stock of Raritan in an amount and on the terms and conditions hereinafter set forth.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, United and Raritan, intending to be legally bound hereby, agree:

                  1. Grant of Option. Raritan hereby grants to United the option to purchase 470,000 shares of the common stock, $.01 par value (the "Common Stock"), of Raritan at a price of $26.00 per share (the "Option Price"), on the terms and conditions set forth herein (the "Option").

                  2. Exercise of Option. This Option shall not be exercisable until the occurrence of a Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of a Triggering Event (as such term is hereinafter defined), United may exercise the Option, in whole or in part, at any time or from time to time, subject to the termination provisions of Section 19 of this Agreement.

                  The term "Triggering Event" means the occurrence of any of the following events:

                  A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than United or an affiliate of United:

                  a. acquires beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 20% of the then outstanding shares of Common Stock;

                  b. enters into a letter of intent or an agreement, whether oral or written, with Raritan pursuant to which such person or any affiliate of such person would (i) merge or consolidate, or enter into any similar transaction, with Raritan or the Bank, (ii) acquire all or a significant portion of the assets or liabilities of Raritan or the Bank, or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing 20% or more of the then outstanding shares of Common Stock;

                  c. makes a filing with any bank or thrift regulatory authority or publicly announces a bona fide proposal (a "Proposal") for (i) any merger, consolidation or acquisition of all or a significant portion of all the assets or liabilities of Raritan or the Bank or any other business combination involving Raritan or the Bank, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 20% or more of the outstanding shares of Common Stock, and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 15 days prior to the meeting of stockholders of Raritan called to vote on the Merger and Raritan' stockholders fail to approve the Merger by the vote required by applicable law at the meeting of stockholders called for such purpose; or

                  d. makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, Raritan willfully takes any action in any manner which would materially interfere with its ability to consummate the Merger or materially reduce the value of the transaction to United.

                  The term "Triggering Event" also means the taking of any material direct or indirect action by Raritan or any of its directors, officers or agents, with the formal or informal approval or acquiescence of the Raritan Board of Directors, with the intention of inviting, encouraging or soliciting any proposal which has as its purpose a tender offer for the shares of Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of Raritan, or a sale of a significant number of shares of Common Stock or any significant portion of its assets or liabilities.

                  The term "significant portion" means 25% of the assets or liabilities of Raritan. The term "significant number" means 20% of the outstanding shares of Raritan.

                  "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over Raritan or the Bank or in soliciting or inducing any other person (other than United or any affiliate) to do so.

                  Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmental or regulatory approval or consent necessary for Raritan to issue the shares of Common Stock covered by the Option (the "Option Shares") or United to exercise the Option or prior to the expiration or termination of any waiting period required by law, or
(ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares.

                  Raritan shall notify United promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by Raritan shall not be a condition to the right of United to exercise the Option. Raritan will not take any action which would have the effect of preventing or disabling Raritan from delivering the Option Shares to United upon exercise of the Option or otherwise performing its obligations under this Agreement.

                  In the event United wishes to exercise the Option after a Triggering Event has occurred and prior to the termination of this Agreement, United shall send a written notice to Raritan (the date of which is hereinafter referred to as the "Notice Date"), specifying the total number of Option Shares it wishes to purchase and a place and date (not less than three days after such notice is sent to Raritan) for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

                  3. Payment and Delivery of Certificates. At any Closing hereunder (a) United will make payment to Raritan of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by Raritan, (b) Raritan will deliver to United a stock certificate or certificates representing the number of Option Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through Raritan, registered in the name of United or its designee, in such denominations as were specified by United in its notice of exercise and, if necessary, bearing a legend as set forth below and (c) United shall pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

                  If required under applicable federal securities laws, a legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Agreement, which legend will read substantially as follows:

                         The shares of stock evidenced by this  certificate have
                  not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to Raritan Bancorp Inc., said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

No such legend shall be required if a registration statement is filed and declared effective under Section 4 hereof.

                  4. Registration Rights. Upon or after the occurrence of a Triggering Event and upon receipt of a written request from United, Raritan shall, if necessary for the resale of the Option or the Option Shares by United, prepare and file a registration statement with the Securities and Exchange Commission and any state securities bureau covering the Option and such number of Option Shares as United shall specify in its request, and Raritan shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that United shall in no event have the right to have more than one such registration statement become effective.

                  In connection with such filing, Raritan shall use its best efforts to cause to be delivered to United such certificates, opinions, accountant's letters and other documents as United shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All expenses incurred by Raritan in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Raritan and blue sky fees and expenses shall be paid by Raritan. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to United and any other expenses incurred by United in connection with such registration shall be borne by United. In connection with such filing, Raritan shall indemnify and hold harmless United against any losses, claims, damages or liabilities, joint or several, to which United may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of a material fact required to be stated therein or necessary to make the statements therein not misleading; and Raritan will reimburse United for any legal or other expense reasonably incurred by United in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Raritan will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of United specifically for use in the preparation thereof. United will indemnify and hold harmless Raritan to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of United for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and United will reimburse Raritan for any legal or other expense reasonably incurred by Raritan in connection with investigating or defending any such loss, claim, damage, liability or action.

                  5. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

                  In the event any capital reorganization or reclassification of the Common Stock, or any consolidation, merger or similar transaction of Raritan with another entity, or in the event any sale of all or substantially all of the assets of Raritan shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

                  6. Filings and Consents. Each of United and Raritan will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

                  Exercise of the Option herein provided shall be subject to compliance with all applicable laws including, in the event United is the holder hereof, approval of the Board of Governors of the Federal Reserve System and Raritan agrees to cooperate with and furnish to the holder hereof such information and documents as may be reasonably required to secure such approvals.

                  7. Representations and Warranties of Raritan. Raritan hereby represents and warrants to United as follows:

                       a. Due Authorization. Raritan has full corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for the execution, delivery and performance of this Agreement has been duly taken by Raritan.

                       b. Authorized Shares. Raritan has taken and, as long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

                       c. No Conflicts. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the certificate of incorporation or by-laws of Raritan or any agreement, instrument, judgment, decree, statute, rule or order applicable to Raritan.

                  8. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, United shall have the right to seek money damages against Raritan for a breach of this Agreement.

                  9. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

                  10. Assignment or Transfer. United may not sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to an affiliate of United, except after the occurrence of a Triggering Event. United represents that it is acquiring the Option for United's own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares. United shall have the right to assign this Agreement to any party it selects after the occurrence of a Triggering Event.

                  11. Amendment of Agreement. By mutual consent of the parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

                  12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

                  13. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  (a)      If to United, to:

                           United National Bancorp
                           1130 Route 22 East, P.O. Box 6000
                           Bridgewater, New Jersey 08807-0010
                           Attn.:  Thomas C. Gregor, Chairman,
                                    President and Chief Executive Officer

                  With a copy to:

                           Pitney, Hardin, Kipp & Szuch
                           Attn.:  Michael W. Zelenty, Esq.
                           By Hand: 200 Campus Drive
                                            Florham Park, New Jersey 07932-0950
                           By Mail: P.O. Box 1945
                                            Morristown, New Jersey 07962-1945

                  (b)      If to Raritan, to:

                           Raritan Bancorp Inc.
                           454 Route 28
                           Bridgewater, New Jersey 08807
                           Attn.:  Arlyn D. Rus, Chairman,
                                    President and Chief Executive Officer

                  With a copy to:

                           Luse Lehman Gorman Pomerenk & Schick PC
                           5335 Wisconsin Avenue N.W.
                           Washington, D.C. 20015
                           Attn.:  John J. Gorman

                  or such other addresses as shall be furnished in writing by any party, and any such notice or communications shall be deemed to have been given as of the date so delivered or telecopied and mailed.

                  14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  15. Captions. The captions in the Agreement are inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

                  16. Waivers and Extensions. The parties hereto may, by mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (i) compliance with any of the covenants of the other party contained in this Agreement and/or (ii) the other party's performance of any of its obligations set forth in this Agreement.

                  17. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except as provided in Section 10 permitting United to assign its rights and obligations hereunder.

                  18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  19. Termination. This Agreement shall terminate upon either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that if termination of the Merger Agreement occurs after the occurrence of a Triggering Event (as defined in Section 2 hereof), this Agreement shall not terminate until the later of 18 months following the date of the termination of the Merger Agreement or the consummation of any proposed transactions which constitute the Triggering Event.

                  IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Agreement to be executed by its duly authorized officer, all as of the day and year first above written.

                                     RARITAN BANCORP INC.

                                        ARLYN D. RUS
                                   By:------------------------------------------
                                        Arlyn D. Rus
                                        Chairman, President and Chief
                                          Financial Officer


                                      UNITED NATIONAL BANCORP

                                        THOMAS C. GREGOR
                                   By:------------------------------------------
                                        Thomas C. Gregor
                                        Chairman, President and Chief
                                          Financial Officer